Exhibit 10.10 (c)
                            SECURITY AGREEMENT

          American Woodmark Corporation, with operations located at Route 220 South, Industrial Park, Moorefield, West Virginia 26836, herein called "Debtor," and the West Virginia Economic Development Authority, herein called "Secured Party," agree as follows:

           1. Debtor hereby grants to Secured Party a first lien security interest in all equipment, machinery and fixtures of Debtor located at Route 220 South, Industrial Park, Moorefield, West Virginia, whether now owned or hereafter acquired, including without limitation the equipment, machinery and fixtures described in Exhibit A hereto, and all replacements and additions thereto and proceeds thereof.

           2.  Debtor warrants and agrees that:

           a. Debtor shall pay Secured Party the sum of $500,000 evidenced by a Promissory Note of even date herewith and referred to in the Loan Agreement of even date herewith between the parties hereto, together with the interest and other obligations described in said Promissory Note and the Loan Agreement.

           This Security Agreement shall, in addition to securing said sums due to Secured Party, secure all future advances made by Secured Party, to, or for the account of Debtor, including advances for loans, repairs to or maintenance of the collateral, and all reasonable costs and expenses incurred in the collection of any such indebtedness.

           b. The collateral covered hereby will be used primarily in Debtor's business located at the address mentioned above, unless Secured Party consents in writing to another use and will not be misused or abused, wasted or allowed to deteriorate, except for the ordinary wear and tear from its intended primary use.

           c. Until this Security Agreement is terminated, the collateral will be insured against fire, theft, vandalism, malicious mischief, and other hazard in an amount and with policy or policies of insurance acceptable to Secured Party and payable to both Secured Party and Debtor, as their interest appear, and with the policies, or copies thereof, deposited with Secured Party, and such policy or policies shall provide for not less than thirty (30) days written notice to Secured Party of the cancellation of such policy or policies.

           d. The collateral will not be sold, transferred or disposed of or be subjected to any unpaid charges, including taxes, or to any subsequent interest of a third person created or suffered by Debtor voluntarily or involuntarily, unless Secured Party consents in advance in writing to such charge, transfer, disposition or subsequent interest.

           e. Debtor will sign and execute alone or with Secured Party any Financing Statements or documents or procure any documents and pay all costs necessary to protect the security interests under this Security Agreement against the rights or interests of a third party.
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           f.   Debtor  will  reimburse Secured Party  for  any  action  to remedy a default which Secured Party elects pursuant to the terms hereof or under said Loan Agreement.

           3. Until default hereunder, Debtor shall be entitled to the possession of the collateral and to use and enjoy the same.

           4. Debtor shall be in default hereunder upon an Event of Default as set forth in said Loan Agreement or failure to pay any amount ayable hereunder or under said Promissory Note within the time provided in said Promissory Note or upon failure to observe or perform any of Debtor's other agreements contained herein.

           5. Upon Debtor's default, Secured Party may exercise its rights of enforcement under the Uniform Commercial Code in force in West Virginia, at the date of this Security Agreement and, in conjunction with, in addition to or in substitution for those rights, at the discretion of Secured Party, may enter upon Debtor's premises to take possession of, assemble, and collect the collateral or render it unusable, and may require Debtor to assemble the collateral and make it available at a place designated by Secured Party which is mutually convenient to allow Secured Party to take possession of or dispose of the collateral. Secured Party may waive any default or remedy any default in any reasonable manner without waiving the default remedy and without waiving any other prior or subsequent defaults. In the event of default by Debtor in his obligations to Secured Party and the repossession of the collateral by Secured Party, such Secured Party may sell and transfer the entire interest in and full and complete title to the collateral.

           6. Debtor warrants that it has good title to the collateral described herein; that the same is free and clear from all liens and encumbrances.

           7. All the collateral described herein is located in Hardy County, West Virginia, and will remain in said County until said Promissory
Note is paid in full.

           8. The only office of the Debtor in West Virginia is at Route 220 South, Industrial Park, Moorefield, West Virginia 26836.

          Dated this 20th day of November, 1998.


                              AMERICAN WOODMARK CORPORATION

                              By:  Glenn Eanes
                                 Its:   Treasurer


                              WEST VIRGINIA ECONOMIC DEVELOPMENT
                              AUTHORITY

                              By:  David A. Warner
                               Its: Executive Director


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                                 EXHIBIT A

                             List of Equipment

                                                               Useful
   Description          Vendor              Cost                Life

Misc. Parts        Resourcement            $43,103               10
Wrapper

Printer For        Boehm Inc.               23,270               10
Wrapper

Boiler             Hurst Boiler            273,000
                   Dillon Supply             1,939
                   Grainger                  1,815
                                           -------
                                           276,754               15
Total Cost

Colashi DET        Danckaert               122,822               10
                   Woodworking


Moulder            Mineral Fab.             23,541
                   Michael Weinig           82,135
                                           -------
                   Inc.                    105,676               10
Total Cost

Spindle Shaper     Mineral Fab.              4,050
                   3K Machinery              7,900
                                           -------
                                            11,950               10
Total Cost

Dust Collection    Flemex Inc.              10,355
System             HC Wade Sheet           168,812
                                           -------
                   Metal                   179,167               15

Total Cost


Automatic Door     Giben America           216,000               10
Clamp              Inc.


Rye Shaper         Fab-Tex Fixtures          2,510
                   3K Machinery             18,500
                                           -------
                                            21,010               10
Total Cost
Grand Total                                                      12
                                        $1,034,753
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                          STATE OF WEST VIRGINIA
          UNIFORM COMMERCIAL CODE-FINANCING STATEMENT-FORM UCC-1

   INSTRUCTIONS
                                                                    69642
     1. PLEASE TYPE this form.  Fold only along perforation for mailing.
     2. Remove Secured Party and Debtor copies (last two sheets) and send other 3 copies with interleaved carbon paper to the filing officer.
     3. When filing is to be with more than one office, Form UCC-2 may be placed over this set to avoid double typing. Type on last line all offices in which statement is filed.
     4. If the space provided for any item's) on the form is inadequate the item(s) should be continued on additional sheets, preferably
        5" x 8" or 8" x 10". Only one copy of such additional sheets need be presented to the filing office with a set of three copies of the financing statement.  Long schedules of collateral,
        indentures, etc., may be on any size paper that is convenient for the secured party.
     5. If collateral is crops or goods which are or are to become fixtures, describe generally the real estate and give name of record owner.
     6. When a copy of the security agreement is used as a financing statement, it is requested that it be accompanied by a completed but unsigned set of these forms, without extra fee.
     7. At the time of original filing, filing office should return third copy as an acknowledgment. At a later time, secured party may date and sign Termination Legend and use third copy as a
        Termination Statement    .
_____________________________________________________________________
This FINANCING STATEMENT is presented to a filing officer for filing
pursuant to the Uniform Commercial Code:         3 Maturity date (if any):
_____________________________________________________________________

  1 Debtor(s) (Last Name    2 Secured Party(ies)  For filing Office (Date,
  First) and address(es)    and address(es)       Time, Number, and
  American Woodmark         West Virginia         Filing Office)
  Corporation               Economic
  Route 220 South,               Development
  Industrial Park           Authority
  Moorefield, WV  26836     1018 Kanawha Blvd.,
                            East
                            Suite 501
                            Charleston, WV
                            25301
4 This financing statement covers the following types (or items) of property:

See Exhibit A


  Check  if covered  Proceeds of Collateral are also covered      Products
of Collateral are also covered     No. of additional sheets presented:
     Filed with     West Virginia Secretary of State

  AMERICAN WOODMARK CORPORATION                   WEST VIRGINIA ECONOMIC
DEVELOPMENT CORPORATION

By:  Glenn Eanes                             By: David Warner Exec. Director
     ------------------------                    ---------------------------
     Signature(s) of Debtor(s)              Signature(s) of Secured Party(ies)

FILING OFFICE COPY-ALPHABETICAL


 (Form approved by Secretary of State of West Virginia)
                                                       Registre, Inc.
                                                       514 PIERCE ST.
                                                       P.O. BOX 218
                                                       ANOKA, MN. 55303
                                                       (612) 421-1713

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